                                                                   EXHIBIT 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

         Pursuant to Section 3.05 of the Servicing Agreement dated as of
         November 8, 2001 (the "Consumers Servicing Agreement") between
       Consumers Energy Company, as Servicer and Consumers Funding LLC, as
              Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: December 2003

       CURRENT BILLING MONTH 12/4/2003 - 1/6/2004            COLLECTION CURVE 100%
       ------------------------------------------            ---------------------
STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                   $111,036,540
Residential SECURITIZATION CHARGE (SC) Billed              $  1,229,780        1.108%

Commercial Total Billed                                    $ 75,761,041
Commercial SECURITIZATION CHARGE (SC) Billed               $  1,284,026        1.695%

Industrial Total Billed                                    $ 48,027,121
Industrial SECURITIZATION CHARGE (SC) Billed               $  1,397,217        2.909%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
Non-Residential Customer Net Write-offs                           0.150%
Residential Customer Net Write-offs                               0.470%
Total Net Write-offs                                              0.280%

AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                             $  1,384,733
Commercial Class SC Collected                              $  1,407,100
Industrial Class SC Collected                              $  1,498,879

Total SC Collected                                         $  4,290,712

Aggregate SC Remittances for October 2003 BILLING MONTH    $  4,538,648
Aggregate SC Remittances for November 2003 BILLING MONTH   $  4,170,182
Aggregate SC Remittances for December 2003 BILLING MONTH   $  4,290,712
TOTAL CURRENT SC REMITTANCES                               $ 12,999,542

       CURRENT BILLING MONTH 12/4/2003 - 1/6/2004                            COLLECTION CURVE 100%
       ------------------------------------------                            ---------------------
CALCULATED SC COLLECTED AMOUNT RESIDENTIAL
A-1 Residential SC Collected                                                       $1,316,043
A-3 Residential T.O.D. SC Collected                                                $    5,273
A-4 Alternate Residence SC Collected                                               $   31,624
A-5 Residential Farm/Life Support SC Collected                                     $   31,793

TOTAL RESIDENTIAL SC COLLECTED                                                     $1,384,733

COMMERCIAL
B-1 General Primary (041) SC Collected                                             $   23,111
B-General Secondary (010) SC Collected                                             $  255,203
C-General Secondary (011) SC Collected                                             $  501,234
D-General Primary (018) SC Collected                                               $  314,880
F-Primary High Load Factor (032) SC Collected                                      $   47,265
GH-General Service Heating (013) SC Collected                                      $    4,644
H-Water Heating Service (014) SC Collected                                         $      623
L-1 General Energy-Only Street Lighting SC Collected                               $    2,939
L-2 General Service (Cust Owned) St Light SC Collected                             $    2,978
L-3 General Service (Co Owned) St Light SC Collected                               $   15,212
L-4 General Service Outdoor Lighting Commercial SC Collected                       $    2,045
PS-1 General Secondary Public Pumping SC Collected                                 $    6,989
PS-2 General Primary Public Pumping SC Collected                                   $    7,388
PS-3 General Optional Primary Public Pumping SC Collected                          $   44,253
R-1 General Secondary Resale SC Collected                                          $        9
R-2 General Secondary Resale SC Collected                                          $      923
R-3 General Primary Resale SC Collected                                            $   26,223
ROA-P Retail Open Access Primary (110) SC Collected                                $  115,496
ROA-S Retail Open Access Secondary Com SC Collected                                $   17,830
SC - Special Contract Commercial SC Collected                                      $    3,737
SPEC Grand Rapids Special Contract SC Collected                                    $    3,076
UR-General Unmetered SC Collected                                                  $   11,042

TOTAL COMMERCIAL SC COLLECTED                                                      $1,407,100

INDUSTRIAL
B-1 General Primary (042) SC Collected                                             $   21,059
B-General Secondary (020) SC Collected                                             $   37,600
C-General Secondary (021) SC Collected                                             $   74,824
CG-Cogeneration/Small Power Production Purchase SC Collected                       $    3,696
D-General Primary (028) SC Collected                                               $  563,057
F-Primary High Load Factor (033) SC Collected                                      $   82,372
GH-General Service Heating (023) SC Collected                                      $       42
GMD General Motors SC Collected                                                    $   60,901
GMF General Motors SC Collected                                                    $  116,900
GMF-1 General Motors SC Collected                                                  $   13,823
GMJ-1 General Motors SC Collected                                                  $    7,913

      CURRENT BILLING MONTH 12/4/2003 - 1/6/2004                             COLLECTION CURVE 100%
      ------------------------------------------                             ---------------------
H-Water Heating Service (024) SC Collected                                         $        1
I-General Primary Interruptible (034) SC Collected                                 $        0
J-1 General Alternative Electric Metal Melting SC Collected                        $   77,677
J-General Primary Electric Furnace (037) SC Collected                              $    5,956
L-4 General Service Outdoor Lighting Industrial SC Collected                       $      121
R-3 General Primary Resale (027) SC Collected                                      $       19
ROA-P Retail Open Access Primary (111) SC Collected                                $  271,316
ROA-S Retail Open Access Secondary Ind SC Collected                                $    3,147
SC - Special Contract Industrial SC Collected                                      $  158,455

TOTAL INDUSTRIAL SC COLLECTED                                                      $1,498,879

TOTAL SC COLLECTED                                                                 $4,290,712

Executed as of this 16th day of January 2004.

                                     CONSUMERS ENERGY COMPANY
                                     AS SERVICER

                                            /s/ Glenn P. Barba
                                     -------------------------------------------
                                     Glenn P. Barba, Vice President, Controller
                                              and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi  49201